UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                  July 22, 2003


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                                   MOCON, INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                     0-9273                   41-0903312
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)


        7500 Boone Avenue North
            Minneapolis, MN                                          55428
(Address of principal executive offices)                          (Zip Code)

                                 (763) 493-6370
                (Company's telephone number, including area code)


                                 Not applicable.
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  EXHIBITS.

             Exhibit No.                 Description
             -----------       -------------------------------------------------
                   99.1        Press Release issued July 22, 2003


ITEM 9. REGULATION FD DISCLOSURE.

        Pursuant to the interim guidance provided in Release No. 33-8216, the disclosure being furnished in this Form 8-K is being furnished under Item 12, "Results of Operations and Financial Condition," of Form 8-K.

        On July 22, 2003, MOCON, Inc. issued a press release describing its results of operations for its second quarter ended June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      MOCON, INC.

Dated: July 22, 2003                                  By: /s/ Robert L. Demorest
                                                          ----------------------
                                                      Robert L. Demorest
                                                      Chairman, President and
                                                      Chief Executive Officer


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                                INDEX TO EXHIBITS


Exhibit No.       Description                             Method of Filing
-----------       -----------                             ----------------

99.1              Press release dated July 22, 2003       Filed herewith